UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 19, 2019

Hibbett Sports, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	000-20969	20-8159608
(State of Incorporation)	(Commission	(IRS the Company
	File Number)	Identification No.)

2700 Milan Court
Birmingham, Alabama  35211
(Address of principal executive offices)

(205) 942-4292
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐
Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value Per Share	HIBB	NASDAQ Global Select Market

Item 3.01.  Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On June 19, 2019, Hibbett Sports, Inc. (the “Company”) received a notice (the “Notice”) from the Nasdaq Stock Market LLC (“Nasdaq”) stating that because the Company had not yet filed its Quarterly Report on Form 10-Q for the period ended May 4, 2019 (the “Form 10-Q”), the Company is no longer in compliance with Nasdaq Listing Rule 5250(c)(1).  Nasdaq Listing Rule 5250(c)(1) requires listed companies to timely file all required public financial reports with the Securities and Exchange Commission.

The Notice states that the Company has 60 calendar days to submit to Nasdaq a plan to regain compliance with the Nasdaq Listing Rules.  If Nasdaq accepts the Company’s plan, then Nasdaq may grant the Company up to 180 days from the prescribed due date for filing the Form 10-Q (as extended pursuant to Rule 12b-25 under the Securities Exchange Act of 1934), or until December 16, 2019, to regain compliance.  The Company expects to file its Form 10-Q within the 60 calendar day period.

On June 19, 2019, the Company issued a press release announcing its receipt of the Notice.  A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.

Item 7.01.  Regulation FD Disclosures.

On June 19, 2019, the Company issued a press release regarding the matters described in Item 3.01 above.  A copy of the press release is being furnished as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

The information in this Item, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that Section.  It may be incorporated by reference in another filing under the Exchange Act or Securities Act of 1933 if such subsequent filing specifically references this Form 8-K.

CAUTIONARY INFORMATION REGARDING FORWARD-LOOKING STATEMENTS:  Certain matters discussed in this Form 8-K are “forward-looking statements” as that term is used in the Private Securities Litigation Reform Act of 1995.  Forward-looking statements address future events, developments or results and typically use words such as “believe,” “anticipate,” “expect,” “intend,” “plan,” “forecast,” “guidance,” “outlook,” “estimate,” “continue,” “will,” “may,” “could,” “possible,” “potential” or other similar words, phrases or expressions. For example, our forward-looking statements include statements regarding our beliefs and expectations relating to the filing of the Form 10-Q and compliance with Nasdaq’s listing rules.  Such statements are subject to risks and uncertainties that could cause actual results to differ materially, including the time needed for the Company to continue to assess the implementation of Topic 842, as described in the attached press release, and to finalize and file its Form 10-Q.  For a discussion of other factors which could affect our business, you should carefully review our Annual Report and other reports filed from time to time with the Securities and Exchange Commission, including the “Risk Factors,” “Business” and “MD&A” sections in our Annual Report on Form 10-K filed on April 18, 2019.  In light of these risks and uncertainties, the future events, developments or results described by our forward-looking statements in this document could be materially and adversely different from those we discuss or imply.  We are not obligated to release publicly any revisions to any forward-looking statements contained in this Form 8-K to reflect events or circumstances occurring after the date of this report and you should not expect us to do so.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 99.1 is furnished pursuant to Item 7.01 and shall not be deemed to be “filed”.

Exhibit No.	Description
99.1	Press Release Dated June 19, 2019

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HIBBETT SPORTS, INC.

	By:	/s/ David Benck
David Benck
June 19, 2019		Vice President General Counsel

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release Dated June 19, 2019